               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  October 19, 1994





                         AMR CORPORATION
     (Exact name of registrant as specified in its charter)



     Delaware               1-8400              75-1825172
    (State of       (Commission File Number)    (IRS Employer
Incorporation)                                     Identification
No.)



4333 Amon Carter Blvd.      Fort Worth, Texas         76155
(Address of principal executive offices)            (Zip Code)







                              (817) 963-1234
                  (Registrant's telephone number)

Item 5.   Other Events.

           Registrant issued a press release, dated October 19, 1994, reporting its financial results for the third quarter of 1994 and certain financial information for the Registrant.

Item 7.   Financial Statements and Exhibits
          (c) Exhibits

          Exhibit No.              Description

              28 Press release dated October 19, 1994, reporting Registrant's financial results for the third quarter of 1994 and certain financial information for the
                              Registrant.

                    Contact:       Al Marucci
                              Corporate Communications
                              Mail Drop 5575
                              P.O. Box 619616
                              DFW Airport, Texas 75261-9616
                              (817) 931-0177



FOR RELEASE:  Wednesday, October 19, 1994



     Buoyed by a stronger U.S. economy, as well as rebounding

economic growth abroad, AMR Corporation, parent company of

American Airlines, Inc., today reported third quarter net

earnings of $205 million ($188 million after preferred stock dividends), or $2.47 per common share ($2.27 fully diluted).

     The third quarter 1994 results compare with net earnings of

$118 million, or $1.33 per common share after preferred stock dividends, for the same period in 1993.  The 1993 results include an extraordinary after-tax loss of $7 million related to the early retirement of debt.

     In addition to improving global economies, AMR attributed

the substantial year-over-year earnings gain to strong showings on both the revenue and cost sides of the ledger.  Operating revenues increased 0.8 percent to $4.23 billion despite a 5.0 percent year-over-year capacity decline at AMR's largest unit,

American Airlines' Passenger Division.  The company cited the strength of its marketing programs, its
extensive route network, and the superior performance of its employees as key factors in mitigating the effects of sub-optimal industry pricing.

     AMR's revenue performance was also enhanced by a 15.2

percent revenue increase at AMR Eagle, Inc., the company's

regional airline affiliate, as well as by a 4.5 percent revenue increase at the Cargo Division.  Additionally, the company's information technology unit, The SABRE Group, boosted its

revenues by 10.4 percent, and its Management Services Group

increased revenues by 13.3 percent.

     AMR's operating expenses declined 2.2 percent in the quarter to $3.74 billion, due largely to aggressive cost control efforts and a 3.2 percent drop in the price of jet fuel.  However, pay and benefit costs per employee continued to rise.

     The combination of improved revenues and lower costs led to operating earnings of $489 million in the quarter, an improvement of 31.5 percent year over year.

     "We are heartened by these improved results," said AMR's

Chairman, Robert L. Crandall.  "They are a reflection of great progress in many parts of our operation.  Most explicitly, they are a commentary on the hard work and commitment of our people,

who are offering our customers first-rate service.

     "In light of our earnings, some may ask if the company still needs to change," he said.  "The answer is that it clearly does."

          Crandall noted that low-cost carriers now compete with

American Airlines for almost 40 percent of its domestic traffic on nonstop routes, a figure which he said is still growing

rapidly.  Thus, he said, "Our biggest challenge still lies ahead.

To be successful in the long term, we must structure our company to be much more cost competitive than it is today.  Our objective must be to report satisfactory financial results, not just in a single quarter, but on a regular basis."

     For the first nine months of 1994, AMR recorded net earnings of $351 million, or $3.95 per common share after preferred stock dividends.  This compares with net earnings of $143 million, or a

$1.30 per common share after preferred stock dividends, for the same nine-month period in 1993.

     For the nine months, the 1994 results include a favorable

adjustment to revenues of $35 million ($22 million after tax, or

$0.28 per common share) produced by a change in the company's estimate of the usage patterns of miles awarded by participating companies in American's AAdvantage frequent flyer program.  The nine-month results for 1993 include a $125 million charge ($79 million after-tax) for the retirement of DC-10 aircraft, and a positive $115 million adjustment to revenues ($67 million net of related commission expense and taxes) for a change in estimate related to passenger revenues.

Segment Information

       Pre-tax earnings for third quarter 1994 in the Air

Transportation Group, which includes American Airlines, Inc.'s

Passenger and Cargo Divisions and AMR Eagle, Inc. were $226

million, which produced a pre-tax margin of 5.8 percent; The

SABRE Group, which includes AMR's information technology

businesses, had pre-tax earnings of $98 million, a pre-tax margin of 24.9 percent; and the Management Services Group, which

includes AMR's airline management, aviation services, training,

consulting and investment service activities, posted pre-tax income of $12 million, resulting in a pre-tax margin of 8.8

percent for that unit.

     These results compare with third quarter 1993 pre-tax

earnings of $134 million in the Air Transportation Group, a

margin of 3.4 percent; pre-tax earnings of $84 million in The

SABRE Group, a margin of 23.6 percent; and pre-tax earnings of $5 million in the

Management Services Group, which resulted in a pre-tax margin of

4.2 percent.

     For the nine-month period in 1994, pre-tax earnings for the

Air Transportation Group were $274 million, a margin of 2.4

percent; The SABRE Group had pre-tax earnings of $292 million, a margin of 25.0 percent; and the Management Services Group

recorded pre-tax earnings of $20 million, a margin of 5.1

percent.

     Results for January-September 1993 included pre-tax earnings of $24 million in the Air Transportation Group, a pre-tax margin of 0.2 percent; pre-tax earnings of $237 million in The SABRE

Group, a margin of 22.9 percent; and $13 million pre-tax earnings in the Management Services Group, a margin of 3.9 percent.





American Airlines' Passenger and Cargo Division Results

     American's Passenger Division available seat miles (ASMs, a measure of capacity) decreased 5.0 percent, from 41.81 billion in third quarter 1993 to 39.74 billion this year.  For the nine months, ASMs decreased 6.3 percent, from 122.15 billion in 1993 to 114.40 billion in 1994.

     American's Passenger Division flew 27.01 billion revenue

passenger miles (RPMs, the number of seats per mile filled by passengers), in 1994's third quarter, up 1.5 percent from the

26.62 billion flown in third quarter 1993.  For the nine months,

RPMs decreased 1.1 percent, from 74.66 billion in 1993 to 73.83 billion in 1994.

     American's Passenger Division third quarter load factor (the percentage of seats filled with passengers) of 68.0 percent was above the 63.7 percent reported for
the same period in 1993.  For the nine-month period, load factor increased from 61.1 percent in 1993 to 64.5 percent this year.

     American's Passenger Division yield (the average amount one passenger pays to fly one mile), decreased 3.6 percent, from

12.95 cents in third quarter 1993 to 12.48 cents for the same period this year.  For the nine months, yield fell to 13.09 cents in 1994 compared with 13.47 cents for the same period in 1993.

     American's Passenger Division passenger revenue per

available seat mile (the average amount of revenue earned per seat, per mile) increased 2.9 percent in the third quarter, from

8.24 cents in 1993 to 8.48 cents this year.  For the nine months,

passenger revenue per available seat mile was 8.45 cents in 1994,

a 2.7 percent increase from 8.23 cents in 1993.

     American's Passenger Division operating expense per

available seat mile (the average cost to fly one seat for one mile) in third quarter 1994 was 8.08 cents, a 0.2 percent

increase from the same period a year ago.  For the nine-month period, operating expenses per available seat mile rose 1.5

percent, from 8.24 cents in 1993 to 8.36 cents this year.

     Cargo ton miles increased from 454 million in third quarter

1993 to 504 million this year.  For the nine months, cargo ton miles were 1.44 billion in 1994, up 8.5 percent from 1.33 billion last year.





                               ###

                         AMR CORPORATION
               CONSOLIDATED STATEMENT OF OPERATIONS
             (in millions, except per share amounts)
                           (Unaudited)
                                   Three Months Ended
                                     September 30,          Percent
                                   1994          1993       Change
Revenues
Air Transportation Group:
Passenger - American Airlines    $ 3,370      $ 3,447       (2.2)
          - AMR Eagle                220          191       15.2
Cargo                                163          156        4.5
Other                                170          134       26.9
                                   3,923        3,928       (0.1)

The SABRE Group                      393          356       10.4
AMR Management Services Group        136          120       13.3
Less:  Intergroup revenues          (219)        (205)       6.8
Total operating revenues           4,233        4,199        0.8

Expenses
Wages, salaries and benefits       1,391        1,332        4.4
Aircraft fuel                        421          464       (9.3)
Commissions to agents                346          401      (13.7)
Depreciation and amortization        298          293        1.7
Other rentals and landing fees       216          226       (4.4)
Aircraft rentals                     172          186       (7.5)
Food service                         172          187       (8.0)
Maintenance materials and repairs    149          160       (6.9)
Other operating expenses             579          578        0.2
Total operating expenses           3,744        3,827       (2.2)

Operating Income                     489          372       31.5

Other Income (Expense)
Interest income                       13           13          -
Interest expense                    (157)        (164)      (4.3)
Interest capitalized                   6           11      (45.5)
Miscellaneous - net                  (15)          (9)      66.7
                                    (153)        (149)       2.7
Earnings Before Income Taxes         336          223       50.7
Income tax provision                 131           98       33.7
Net Earnings Before                  205          125       64.0
Extraordinary Loss Net of Tax          -           (7)    (100.0)
Net Earnings                         205          118       73.7
Preferred stock dividends             17           16        6.2
Earnings Applicable to
 Common Shares                   $   188        $ 102       84.3

Earnings Per Common Share:
  Primary:
     Before Extraordinary Loss    $ 2.47        $ 1.43
     Extraordinary Loss                -         (0.10)
     Net Earnings                 $ 2.47        $ 1.33
  Fully diluted:
     Before Extraordinary Loss    $ 2.27        $ 1.34
     Extraordinary Loss                -         (0.08)
     Net Earnings                 $ 2.27        $ 1.26
Number of Shares Used in
Computation:
   Primary                            76            76
   Fully diluted                      90            98

                         AMR CORPORATION
               CONSOLIDATED STATEMENT OF OPERATIONS
             (in millions, except per share amounts)
                           (Unaudited)

                                   Nine Months Ended        Percent
                                     September 30,
                                   1994          1993       Change
Revenues
Air Transportation Group:
Passenger - American Airlines(1) $ 9,665       $ 10,058      (3.9)
          - AMR Eagle                608            536      13.4
Cargo                                484            472       2.5
Other                                458            402      13.9
                                  11,215         11,468      (2.2)

The SABRE Group                    1,167          1,033      13.0
AMR Management Services Group        394            331      19.0
Less:  Intergroup revenues          (634)          (607)      4.4
Total operating revenues          12,142         12,225      (0.7)

Expenses
Wages, salaries and benefits       4,155          4,008       3.7
Aircraft fuel                      1,204          1,434     (16.0)
Commissions to agents              1,011          1,112      (9.1)
Depreciation and amortization        938            889       5.5
Other rentals and landing fees       633            652      (2.9)
Aircraft rentals                     523            556      (5.9)
Food service                         505            537      (6.0)
Maintenance materials and repairs    441            506     (12.8)
Other operating expenses           1,683          1,679       0.2
Total operating expenses          11,093         11,373      (2.5)

Operating Income                   1,049            852      23.1

Other Income (Expense)
Interest income                       26             45     (42.2)
Interest expense                    (463)          (507)     (8.7)
Interest capitalized                  17             41     (58.5)
Miscellaneous - net (2)              (43)          (157)    (72.6)
                                    (463)          (578)    (19.9)
Earnings Before Income Taxes         586            274         *
Income tax provision                 235            124      89.5
Net Earnings Before
 Extraordinary Loss                  351            150         *
Extraordinary Loss Net of Tax(3)       -             (7)   (100.0)
Net Earnings                         351            143         *
Preferred stock dividends             50             43      16.3
Earnings Applicable to
 Common Shares                    $   301         $ 100         *
Earnings Per Common Share
  Primary:
    Before Extraordinary Loss     $  3.95        $ 1.40
    Extraordinary Loss                  -         (0.10)
    Net Earnings                  $  3.95        $ 1.30
  Fully diluted:
    Before Extraordinary Loss     $  3.89        $ 1.40
    Extraordinary Loss                  -         (0.10)
    Net Earnings                 $   3.89        $ 1.30
Number of Shares Used in
Computation
   Primary                             76            76
   Fully diluted                       90            76

*  Exceeds 100%.

                           AMR CORPORATION
                        FINANCIAL HIGHLIGHTS
                            (in millions)
                             (Unaudited)

                               ATG        TSG        MSG        AMR
Three Months Ended
  September 30, 1994:
   Revenues                  $ 3,923    $  393     $   136    $ 4,233
   Earnings Before Income Taxes  226        98          12        336
   Pre-tax Margin                5.8%     24.9%        8.8%       7.9%

Three Months Ended
  September 30, 1993:
   Revenues                  $ 3,928    $  356      $  120    $ 4,199
   Earnings Before Income Taxes  134        84           5        223
   Pre-tax Margin                3.4%     23.6%        4.2%       5.3%

Nine Months Ended
  September 30, 1994:
   Revenues                  $ 11,215   $ 1,167     $  394    $ 12,142
   Earnings Before Income Taxes   274       292         20         586
   Pre-tax Margin                 2.4%     25.0%       5.1%        4.8%

Nine Months Ended
  September 30, 1993:
   Revenues                  $ 11,468   $ 1,033     $  331    $ 12,225
   Earnings Before Income Taxes    24       237         13         274
   Pre-tax Margin                 0.2%     22.9%       3.9%       2.2%


                         AMR CORPORATION
                       FINANCIAL HIGHLIGHTS
                          (in millions)
                           (Unaudited)

                                   Three Months Ended       Percent
                                     September 30,
                                   1994          1993       Change
Air Transportation Group

Revenues
Passenger - American Airlines    $ 3,370     $ 3,447       (2.2)
          - AMR Eagle                220         191       15.2
Cargo                                163         156        4.5
Other                                170         134       26.9
                                   3,923       3,928       (0.1)
Expenses
Wages, salaries and benefits       1,226       1,200        2.2
Aircraft fuel                        421         464       (9.3)
Commissions to agents                346         401      (13.7)
Depreciation and amortization        242         238        1.7
Other operating expenses           1,323       1,352       (2.1)
Total operating expenses           3,558       3,655       (2.7)
Operating Income                     365         273       33.7
Other Income (Expense)              (139)       (139)        -
Earnings Before Income Taxes      $  226     $   134       68.7

The SABRE Group

Revenues                          $  393     $   356       10.4
Expenses
Wages, salaries and benefits         124         105       18.1
Depreciation and amortization         44          44         -
Other operating expenses             115         122       (5.7)
Total operating expenses             283         271        4.4
Operating Income                     110          85       29.4
Other Income (Expense)               (12)         (1)        *
Earnings Before Income Taxes      $   98      $   84       16.7

AMR Management Services Group

Revenues                          $  136       $ 120       13.3
Expenses
Wages, salaries and benefits          41          27       51.9
Other operating expenses              81          79        2.5
Total operating expenses             122         106       15.1
Operating Income                      14          14         -
Other Income (Expense)                (2)         (9)     (77.8)
Earnings Before Income Taxes      $   12       $   5        *

*  Exceeds 100%.

                         AMR CORPORATION
                       FINANCIAL HIGHLIGHTS
                          (in millions)
                           (Unaudited)

                                   Nine Months Ended        Percent
                                     September 30,
                                   1994          1993       Change
Air Transportation Group

Revenues
Passenger - American Airlines(1) $ 9,665     $  10,058      (3.9)
          - AMR Eagle                608           536      13.4
Cargo                                484           472       2.5
Other                                458           402      13.9
                                  11,215        11,468      (2.2)
Expenses
Wages, salaries and benefits       3,669         3,622       1.3
Aircraft fuel                      1,204         1,434     (16.0)
Commissions to agents              1,011         1,112      (9.1)
Depreciation and amortization        768           728       5.5
Other operating expenses           3,865         3,996      (3.3)
Total operating expenses          10,517        10,892      (3.4)
Operating Income                     698           576      21.2
Other Income (Expense) (2)          (424)         (552)     23.2
Earnings Before Income Taxes    $    274      $     24        *

The SABRE Group

Revenues                         $ 1,167      $  1,033      13.0
Expenses
Wages, salaries and benefits         367           309      18.8
Depreciation and amortization        135           131       3.1
Other operating expenses             351           352      (0.3)
Total operating expenses             853           792       7.7
Operating Income                     314           241      30.3
Other Income (Expense)               (22)          (4)        *
Earnings Before Income Taxes     $   292       $  237       23.2

AMR Management Services Group

Revenues                         $   394       $  331       19.0
Expenses
Wages, salaries and benefits         119           77       54.5
Other operating expenses             238           219       8.7
Total operating expenses             357           296      20.6
Operating Income                      37            35       5.7
Other Income (Expense)               (17)          (22)     22.7
Earnings Before Income Taxes      $   20       $    13      53.8

*  Exceeds 100%.

                         AMR CORPORATION
                 NOTES TO CONDENSED CONSOLIDATED
                     STATEMENT OF OPERATIONS


1.Included  in  Passenger  Revenues for  the  nine  months  ended
  September 30, 1994, is a favorable adjustment of $35 million produced by a change in the Company's estimate of the usage
  patterns  of  miles  awarded  by  participating  companies   in
  American's AAdvantage frequent flyer program. Included in Passenger Revenues for the nine months ended September 30, 1993, is a favorable adjustment of $115 million resulting from a change in estimate relating to certain earned passenger revenues.

2.Included  in  Miscellaneous - net for  the  nine  months  ended
  September  30,  1993, is a $125 million charge related  to  the retirement of 31 DC-10 aircraft. The charge represents the Company's best estimate of the expected loss based upon the anticipated method of disposition. However, should the ultimate method of disposition differ, the actual loss could be different than the amount estimated.

3.In the third quarter of 1993 AMR retired prior to maturity $59 million in face value of long-term debt. The retirement resulted in an extraordinary loss of $7 million, net of tax benefit of $5 million.

Air Transportation Group
Operating Statistics
(Unaudited)

                                   Three Months Ended       Percent
                                     September 30,
                                   1994          1993       Change
American Airlines Passenger
Division:
Revenue passenger miles           27,011        26,622       1.5
(millions)
Available seat miles              39,736        41,812      (5.0)
(millions)
Passenger load factor               68.0%         63.7%      4.3 pts.
Passenger revenue yield
per passenger mile (cents)         12.48         12.95      (3.6)
Passenger revenue per
available seat mile (cents)         8.48          8.24       2.9
Operating expenses
per available seat mile (cents)     8.08          8.06       0.2
(cents)
Fuel consumption (gallons, in        711           765      (7.1)
millions)
Fuel price per gallon (cents)       56.9          58.8      (3.2)

American Airlines Cargo
Division:
Cargo ton miles (millions)           504           454      11.0
Revenue yield per ton mile         31.96         34.14      (6.4)
(cents)

AMR Eagle, Inc.
Revenue passenger miles millions)    692           595      16.3
Available seat miles (millions)    1,192           998      19.4
Passenger load factor               58.1%         59.6%     (1.5) pts.

Air Transportation Group
Operating Statistics
(Unaudited)

                                   Nine Months Ended        Percent
                                     September 30,
                                   1994          1993       Change
American Airlines Passenger
Division:
Revenue passenger miles            73,833        74,656      (1.1)
(millions)
Available seat miles              114,404       122,149      (6.3)
(millions)
Passenger load factor                64.5%         61.1%      3.4 pts.
Passenger revenue yield
per passenger mile (cents)          13.09         13.47      (2.8)
Passenger revenue per
available                            8.45          8.23       2.7
   seat mile (cents)
Operating expenses
per available seat mile (cents)      8.36          8.24       1.5
Fuel consumption (gallons, in       2,055         2,244      (8.4)
millions)
Fuel price per gallon (cents)        56.5          62.0      (8.9)
Operating aircraft at period-end      650           681      (4.6)
American Airlines Cargo
Division:
Cargo ton miles (millions)           1,441        1,328       8.5
Revenue yield per ton mile (cents)   33.17        35.27      (6.0)

AMR Eagle, Inc.
Revenue passenger miles (millions)   1,874        1,572      19.2
Available seat miles (millions)      3,308        2,850      16.1
Passenger load factor                 56.7%        55.2%      1.5 pts.
Operating aircraft at period-end       275          275        -

AMR Corporation
Average Number of Equivalent
Employees
Air Transportation Group            90,600       94,100      (3.7)
The SABRE Group                     11,800       11,200       5.4
AMR Management Services Group        7,300        5,500      32.7
Total                              109,700      110,800      (1.0)

                            SIGNATURE



          Pursuant to the requirements of the Securities Exchange
Act  of  1934, the registrant has duly caused this report  to  be
signed   on  its  behalf  by  the  undersigned,  thereunto   duly
authorized.


                                        AMR CORPORATION



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  October 19, 1994

























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